Exhibit 10.12

After recording, return to:

American Pacific Bancorp, Inc.

1400 Broadfield, Suite 100

Houston, Texas 77084

Attention: Frank D. Heuszel

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT AND FINANCING STATEMENT

THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FINANCING STATEMENT (this “Deed of Trust”) is made as June __, 2022, by LINDEN REAL ESTATE HOLDINGS, LLC, a Texas limited liability company (“Borrower”), having an address of 1700 Coit Road, Suite 290, Plano, Texas 75075, in favor of Cottonwood Title Insurance Agency, Inc., having an address of 1996 E 6400 South, Salt Lake City, Utah 84121 (“Trustee”), for the benefit of American Pacific Bancorp, Inc., a Texas corporation, together with any legal holder of the Note (“Lender”), having an address of 1400 Broadfield, Suite 100, Houston, Texas 77084.

ARTICLE 1.

PARTIES, PROPERTY, AND DEFINITIONS

The following terms and references shall have the meanings indicated:

1.1 Note: The Demand Promissory Note of even date herewith, executed by Borrower, payable to the order of Lender in the principal amount of Five Million Six Hundred Eighty Seven Thousand Five Hundred US Dollars ($5,687,500.00), together with all renewals, extensions, and modifications of that promissory note.

1.2 Loan Agreement: The Loan Agreement (the “Loan Agreement”) of even date herewith executed by and between Borrower and the Lender, and all renewals, extensions, and modifications of the Loan Agreement. All capitalized terms not otherwise defined herein shall bear the meaning given to them in the Loan Agreement.

1.3 Real Property: The real property described in Exhibit A (the “Real Property”), attached hereto and by this reference incorporated herein, together with all right, title and interest of Borrower in the following with respect to the Real Property, whether now owned or hereafter acquired by Borrower:

(a) All improvements now or hereafter located on the Real Property and all easements and appurtenances thereto;

(b) The land lying within any street or roadway adjoining the Real Property; any vacated or hereafter vacated street or alley adjoining the Real Property; and any strips and gores adjoining the Real Property;

(c) All existing and future leases, subleases, subtenancies, licenses, occupancy agreements and concessions (“Leases”) relating to the use and enjoyment of all or any part of the premises and improvements located on the Real Property, and any and all guaranties and other agreements relating to or made in connection with any of such Leases.

(d) All and singular the passages, waters, water rights (whether tributary or non-tributary or not non-tributary), water courses, riparian rights, wells, well permits, water stock, other rights, liberties and privileges thereof or in any way now or hereafter appertaining to the Real Property, including homestead and any other claim at law or in equity, as well as any after-acquired title, franchise or license, and the reversion and reversions and remainder and remainders thereof;

(e) All machinery, apparatus, equipment, fittings, fixtures (whether actually or constructively attached or incorporated, and including all trade, domestic, and ornamental fixtures) now or hereafter located in, upon, or under the Real Property or improvements and used or usable in connection with any present or future operation thereof, including but not limited to all lighting, utility, and power equipment; engines; pipes; pumps; tanks; motors; conduits; utility systems, plumbing, lifting, cleaning, fire prevention, fire extinguishing, signage, heating, air-conditioning; communication apparatus; water heaters; ranges; furnaces; appliances, refrigerators, stoves; shades, awnings, screens, storm doors and windows; attached cabinets; rugs, carpets and draperies and all additions thereto and replacements therefor (but excluding all property not owned by Borrower, including property owned by tenants of Borrower);

1.4 Tangible Personal Property: All right, titles and interests of the Borrower in and to the following (the “Tangible Personal Property”):

(a) all goods, trade fixtures, fixtures, inventory, furnishings, fittings, machinery, apparatus, equipment, supplies, and other tangible personal property of every nature now owned or hereafter acquired by Borrower, together with all accessions thereto, replacements and substitutions therefor, and proceeds thereof, including, without limitation, all apparatus, machinery, motors, elevators, fittings, equipment, and other furnishings and all plumbing, heating, lighting, cooking, laundry, ventilating, refrigerating, incinerating, air-conditioning and sprinkler equipment, fixtures and appurtenances thereto (but excluding all property not owned by Borrower, including property owned by tenants of Borrower).

1.5 Intangible Personalty: All right, title and interest of the Borrower in and to the following (“Intangible Personalty”):

(a) all accounts, chattel paper, instruments, deposit accounts, letter of credit rights, investment property and general intangibles (including payment intangibles);

(b) all of the rents, royalties, income (including, without limitation, operating income), receipts, revenues, issues, and profits of and from the use, operation, or enjoyment of the Real Property and improvements (collectively, the “Income”), whether such Income is attributable to the period, or is collected, prior to or subsequent to any default by Borrower;

(c) all plans and specifications for the improvements on the Real Property; soil, environmental, engineering, land planning maps, surveys and other studies and reports concerning the Real Property or prepared for the orderly planning and development of the Real Property, including all plans, drawings and studies concerning the platting or replatting of the Real Property; all contracts and subcontracts relating to the improvements on the Real Property, or any thereof;

(d) all awards and payments, including interest thereon, resulting from the exercise of any right of eminent domain or any other public or private taking of, casualty or injury to, or decrease in the value of, any of the Real Property, including without limitation all property insurance payments, proceeds and policies related to the Real Property;

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(e) all of the licenses, permits, franchises, and other entitlements to use and all rights thereto which have been issued by or which are pending before any governmental or quasi-governmental agency which are necessary or appropriate for the Property;

(f) all funds, accounts, operating accounts, accounts receivable, deposit accounts, escrow accounts, monies, claims, causes of action, rights to payment, prepaid insurance and other prepaid items, contracts, contract rights, refunds and rebates, maintenance contracts, maintenance warranties, continuing agreements, security deposits, general intangibles and payment intangibles associated with the Property, and insurance proceeds;

(g) all water taps, sewer taps, building permits, curb cut permits, storm water discharge permits, refunds, rebates or deposits due or to become due from any utility companies or governmental entity;

(h) the absolute right to Borrower’s interest in any trade name used by Borrower in connection with the Property and all of Borrower’s rights in and to contract rights, leases, concessions, trade names, trademarks, service marks, logos, operating systems, trade secrets, technology and technical information, copyrights, warranties, licenses, plans, drawings and other items of intangible personal property relating to the ownership or operation of the Property; and

(i) all other and greater rights and interests of every nature in such property and in the possession or use thereof and income therefrom, whether now owned or subsequently acquired by Borrower.

1.6 Property: The Real Property, the Tangible Personal Property and the Intangible Personalty are sometimes collectively called the “Property.” It is specifically understood that the enumeration of any specific articles of the Property, including Tangible Personal Property and Intangible Personalty shall not exclude or be held to exclude any items of property not specifically mentioned.

Any capitalized terms not otherwise defined in Sections 1.3 through 1.6 of this Deed of Trust and not defined in the Loan Agreement, shall bear the meaning given to them in Article 9 of the Code, defined below.

1.7 Secured Obligations: The Property is granted and shall be held for the purpose of securing (the “Secured Obligations”):

(a) The payment of the indebtedness as evidenced in the Note, which provides for future advances in accordance with the terms of the Loan Agreement;

(b) The performance and observance of all terms, covenants, conditions, and provisions to be performed or observed by the Borrower pursuant to the terms of:

(i) this Deed of Trust;

(ii) the Loan Agreement; and

(iii) any and all pledge or other security agreements, loan agreements, disbursement agreements, assignments (both present and collateral), side letters, as the same may be amended, modified or supplemented from time to time, being referred to hereinafter as “Related Agreements.” The Note, this Deed of Trust, Related Agreements, Loan Agreement, and any and all other documents or instruments executed in connection with the foregoing to evidence or secure the Note shall be hereinafter collectively called the “Loan Documents”.

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(c) All amounts expended or advanced by Lender for the protection of its security, the enforcement of any Loan Document, or for any other reason permitted by the Loan Documents or applicable law.

1.8 Guaranties and Unsecured Environmental Indemnities. Notwithstanding anything in this Deed of Trust or other Loan Document to the contrary, this Deed of Trust shall not secure any guaranty or unsecured environmental indemnity.

ARTICLE 2.

GRANTING CLAUSE

2.1 Grant to Trustee. As security for the Secured Obligations, Borrower irrevocably and unconditionally grants, bargains, sells, and conveys to Trustee, in trust, for the benefit of Lender, WITH POWER OF SALE and right of entry and possession wherever located, whether now owned or hereafter acquired or arising, and, except as indicated, in and to the Property.

2.2 Security Interest to Lender. As additional security for the Secured Obligations, Borrower hereby grants to Lender a security interest in the Tangible Personal Property and in the Intangible Personalty and in such of the Real Property as may be deemed personalty (collectively, the “Collateral”). To the extent any of the Collateral may be or has been acquired with funds advanced by Lender under the Loan Documents, this security interest is a purchase money security interest. This Deed of Trust constitutes a Security Agreement under the Uniform Commercial Code of Utah (the “Code”) with respect to any part of the Property and Collateral that may or might now or hereafter be or be deemed to be personal property, fixtures or property other than real estate; all of the terms, provisions, conditions and agreements contained in this Deed of Trust pertain and apply to the Collateral as fully and to the same extent as to any other property comprising the Property, and the following provisions of this section shall not limit the generality or applicability of any other provision of this Deed of Trust but shall be in addition thereto:

(a) The Collateral shall be used by Borrower solely for business purposes, being installed upon or owned in connection with the real estate comprising part of the Property for Borrower’s own use or as the equipment and furnishings furnished by Borrower, as owner, to tenants of the Property;

(b) The Tangible Personal Property shall be kept at the real estate comprising a part of the Property, and shall not be removed therefrom without the consent of Lender and the Tangible Personal Property may be affixed to such real estate but shall not be affixed to any other real estate;

(c) No financing statement covering any of the Collateral or any proceeds thereof is on file in any public office; and Borrower will, at its cost and expense, upon demand, furnish to Lender such further information and will execute and deliver to Lender such financing statements and other documents in form satisfactory to Lender and will do all such acts and things as Lender may at any time or from time to time reasonably request or as may be necessary or appropriate to establish and maintain a perfected security interest in the Collateral as security for the Secured Obligations, subject to no adverse liens or encumbrances; and Borrower will pay the cost of filing the same or filing or recording such financing statements or other documents and this instrument in all public offices wherever filing or recording is deemed by Lender to be necessary or desirable;

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(d) The terms and provisions contained in this section and in Section 7.5 (Enforcement of Security Interests) of this Deed of Trust shall, unless the context otherwise requires, have the meanings and be construed as provided in the Code; and

(e) This Deed of Trust constitutes a security agreement and financing statement under the Code with respect to the Collateral. As such, this Deed of Trust covers all items of the Collateral that are personal property including all items which are to become fixtures. Borrower is the “Debtor” and Lender is the “Secured Party” (as those terms are defined and used in the Code) insofar as this Deed of Trust constitutes a financing statement.

(f) The Borrower agrees that Lender may, to the extent permitted by applicable law, prepare and file financing statements, amendments thereto, and continuation statements without the signature of the Borrower and file any financing statement, amendment thereto or continuation statement electronically.

ARTICLE 3.

BORROWER’S TITLE AND AUTHORITY

3.1 Warranty of Title. Borrower represents and warrants to Lender that Borrower has good and marketable title to the Property in fee simple absolute, subject only to the lien of general taxes for the current year and those additional matters, if any, set forth in the title insurance policy issued to Lender insuring this Deed of Trust (“Permitted Exceptions”). Borrower further represents and warrants to Lender that Borrower is the absolute owner of the Collateral, free of any liens, encumbrances, security interests, and other claims whatsoever, except insofar as the Collateral may be encumbered by the lien of general taxes for the current year which are not yet due and payable. Borrower, for itself and its successors and assigns, hereby agrees to warrant and forever defend, all and singular, all of the Property and property interest granted and conveyed pursuant to this Deed of Trust, against every person whomsoever lawfully claiming, or to claim, the same or any part thereof, subject to the Permitted Exceptions. The warranties contained in this section shall survive foreclosure of this Deed of Trust, and shall inure to the benefit of and be enforceable by any person who may acquire title to the Property or the Collateral pursuant to any such foreclosure.

3.2 Waiver of Homestead and Other Exemptions. To the extent permitted by law, Borrower hereby waives all rights to any homestead or other exemption to which Borrower would otherwise be entitled under any present or future constitutional, statutory, or other provision of applicable state or federal law.

3.3 Due Authorization. If Borrower is other than a natural person, then each individual who executes this document on behalf of Borrower represents and warrants to Lender that such execution has been duly authorized by all necessary corporate, partnership, or other action on the part of Borrower.

ARTICLE 4.

BORROWER’S AFFIRMATIVE COVENANTS

4.1 Payment of Note. Borrower will pay all principal, interest, and other sums payable under the Note, the Loan Agreement or this Deed of Trust or the Loan Documents, on the date when such payments are due, without notice or demand.

4.2 Performance of Other Obligations. Borrower will promptly and strictly perform and comply with all other covenants, conditions, and prohibitions required of Borrower by the terms of the Loan Documents.

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4.3 Payment of Taxes.

(a) Property Taxes. Borrower will pay, before delinquency, all taxes and assessments, including without limitation, general, special and metropolitan district taxes, water charges, sewer service charges (collectively, the “Impositions”), which may be levied or imposed at any time against Borrower’s interest and estate in the Property or the Collateral. Within ten (10) days after request by Lender, Borrower will deliver to Lender an official receipt for such payment or other evidence that such payment has been made.

(b) Deposit for Taxes. Upon the occurrence of and during a monetary Event of Default that remains uncured or a failure to pay taxes, after applicable cure periods and at Lender’s option and election, Borrower shall deposit with Lender an amount equal to 1/12th of the amount which Lender estimates will be required to make the next annual payment of Impositions, multiplied by the number of whole and partial months which have elapsed in the current year. After such election, with each monthly payment under the Note, Borrower will deposit with Lender an amount equal to 1/12th of the amount which Lender estimates will be required to pay the next required installment or payment of Impositions. The purpose of these provisions is to provide Lender with sufficient funds on hand to pay all such Imposition charges thirty (30) days before the date on which they become past due. Provided no default exists hereunder or under any Loan Document, Lender will apply the amounts so deposited to the payment of such Imposition when due, but in no event will Lender be liable for any interest on any amount so deposited, and the money so received may be held and commingled with Lender’s own funds. If the funds so deposited are insufficient to pay the Impositions for any year when the same shall become due and payable, the Borrower shall, within ten (10) days after receipt of written demand therefor, deposit such additional funds as may be necessary to pay such Impositions in full.

(c) Intangible Taxes. If by reason of any statutory or constitutional amendment or judicial decision adopted or rendered after the date hereof, any tax, assessment, or similar charge is imposed against the Note, against Lender arising directly from Lender’s interests in the Loan Documents (other than a tax based on Lender’s income), or against any security interest of Lender in the Property, Borrower will pay such tax, assessment, or other charge before delinquency and will indemnify Lender against all loss, expense, or diminution of income in connection therewith. In the event Borrower is unable to do so, either for economic reasons or because the legal provisions or decisions creating such tax, assessment or charge forbid Borrower from doing so, then the Note will, at Lender’s option, become due and payable in full upon thirty (30) days’ notice to Borrower.

(d) Right to Contest. Notwithstanding any other provision of this section, Borrower will not be deemed to be in default solely by reason of Borrower’s failure to pay any Impositions so long as, in Lender’s reasonable judgment, each of the following conditions is satisfied:

(i) Borrower is engaged in and diligently pursuing in good faith administrative or judicial proceedings appropriate to contest the validity or amount of such Impositions; and

(ii) Nonpayment of such Impositions will not result in the loss or forfeiture of any Property encumbered hereby or any interest of Lender therein.

If Lender determines that any one or more of such conditions is not satisfied or is no longer satisfied, Borrower will pay the Impositions in question, together with any interest and penalties thereon, within ten (10) days after Lender gives notice of such determination.

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4.4 Maintenance of Insurance. Borrower shall provide and maintain policies of insurance on the Property in accordance with the Loan Agreement.

(a) Deposit for Premiums. Upon the occurrence of and during a monetary Event of Default that remains uncured or a failure to pay insurance premiums, after applicable cure periods and at Lender’s option and election, Borrower shall deposit with Lender an amount equal to 1/12th of the amount which Lender estimates will be required to make the next annual payments of the premium for the policies of insurance referred to in this section, multiplied by the number of whole and partial months which have elapsed since the most recent policy anniversary date for each such policy (“Insurance Premium”). After such election, with each monthly payment under the Note, Borrower will deposit an amount equal to 1/12th of the amount which Lender estimates will be required to pay the next required annual premium for each insurance policy referred to in this section. The purpose of these provisions is to provide Lender with sufficient funds on hand to pay all such Insurance Premiums thirty (30) days before the date on which they become past due. Borrower shall, within ten (10) days after receipt of demand therefor, deposit such additional funds as are necessary to make up any deficiencies in amounts necessary to pay such Insurance Premiums when due. Provided no default exists hereunder or under any Loan Document, Lender will apply the amounts so deposited to the payment of such Insurance Premiums when due, but in no event will Lender be liable for any interest on any amount so deposited, and the money so received may be held and commingled with Lender’s own funds.

(b) Renewal Policies. Not less than thirty (30) days prior to the expiration date of each insurance policy required pursuant to subsection 4.4(a) above, Borrower will deliver to Lender a copy of an appropriate renewal policy certified by Borrower as complete and accurate, together with evidence satisfactory to Lender that the applicable premium has been prepaid.

(c) Application of Hazard Insurance Proceeds. Any insurance proceeds received as a consequence of casualty shall be applied in accordance with the terms of the Loan Agreement.

(d) Successor’s Rights. Any person who acquires title to the Property or the Collateral upon foreclosure hereunder will succeed to all of Borrower’s rights under all policies of insurance maintained pursuant to this section, including, without limitation, all rights to all claims under all such insurance policies regardless of the nature of such claim or when such claim arose.

4.5 Maintenance and Repair of Property and Collateral. Borrower will at all times maintain the Property and the Collateral in good condition and repair, and will diligently prosecute the completion of any infrastructure, building or other improvement which is at any time in the process of construction on the Property in full compliance with all building codes and other governmental requirements and in accordance with the Loan Agreement. Borrower shall constantly maintain and shall not diminish in any respect nor materially alter the Property during the term of this Deed of Trust except as contemplated by the Plans (as defined in the Loan Agreement), and except as required by law or municipal ordinance, without the prior written consent of Lender. Borrower will promptly repair, restore, replace, or rebuild any part of the Property or the Collateral which may be affected by any casualty or any public or private taking or injury to the Property or the Collateral. Any repair, restoration, replacement, or rebuilding shall be consistent with all applicable laws and regulations and the Loan Agreement. All costs and expenses arising out of the foregoing shall be paid by Borrower whether or not the proceeds of any insurance or eminent domain shall be sufficient therefor. Borrower will comply with all statutes, ordinances, and other governmental or quasi-governmental requirements and private covenants relating to the ownership, construction, use, or operation of the Property and the Collateral. Lender and any person authorized by Lender may enter and inspect the Property at all reasonable times, and may inspect the Collateral, wherever located, at all reasonable times.

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4.6 Performance of Lease Obligations. Borrower will perform promptly all of Borrower’s obligations under or in connection with the Leases.

4.7 Management. The Borrower will provide and maintain good and efficient management of the Property satisfactory to Lender.

4.8 Condemnation. Borrower hereby assigns, transfers and sets over unto Lender the entire proceeds of any award or any claim for damages for any of the Property taken or damaged under the power of eminent domain or by condemnation. Notwithstanding the foregoing, proceeds of any condemnation award shall be applied in accordance with the terms of the Loan Agreement.

4.9 Mechanics’ Liens.

(a) Borrower shall timely comply with all requirements of Utah law with respect to filings and notices related to mechanics or materialmen liens. Borrower shall provide to Lender copies of all notices related to mechanics or materialmen liens filed by any party with respect to the Property.

(b) Borrower shall pay and promptly discharge, at Borrower’s cost and expense, all liens, encumbrances and charges upon the Property (except Permitted Exceptions), or any part thereof or interest therein whether inferior or superior to this Deed of Trust and keep and maintain the same free from the claim of all persons supplying labor, services or materials that will be used in connection with or enter into the construction of any and all buildings or improvements now being erected or that hereafter may be erected on the Property regardless of by whom such services, labor or materials may have been contracted unless otherwise authorized in writing by Lender.

(c) If Borrower shall fail to remove and discharge any such lien, encumbrance or charge to the extent required in Section 4.9(b) above, or if Borrower shall dispute the amount thereof in contravention of the requirements hereof, then, in addition to any other right or remedy of Lender, Lender may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the release of the Property from the effect of such lien, encumbrance or charge. Borrower shall, immediately upon demand therefor by Lender, pay to Lender an amount equal to all costs and expenses incurred by Lender in connection with the exercise by Lender of the foregoing right to discharge any such lien, encumbrance or charge, including costs of any bond or additional security, together with interest thereon from the date of such expenditure at the interest rate in effect in the Note, plus costs and attorneys’ fees.

4.10 Defense of Actions. Borrower will defend, at Borrower’s expense, any action, proceeding or claim which affects any Property encumbered hereby or any interest of Lender in such Property or in the Secured Obligations, and will indemnify and hold Lender harmless from all loss, damage, cost, or expense, including reasonable attorneys’ fees, which Lender may incur in connection therewith except to the extent such loss is caused by Lender’s gross negligence or intentional acts.

4.11 Inventories; Assembly of Tangible Personal Property. Borrower will, from time to time at the request of Lender, supply Lender with a current inventory of the Tangible Personal Property, in such detail as Lender may require. Upon the occurrence of any Event of Default hereunder, Borrower will, at Lender’s request assemble the Tangible Personal Property and make the Tangible Personal Property available to Lender at any place designated by Lender which is reasonably convenient to both parties.

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4.12 Further Assurances; Estoppel Certificates. Borrower will execute and deliver to Lender upon demand, and pay the costs of preparation and recording thereof, any further documents which Lender may request to confirm or perfect the liens and security interests created or intended to be created hereby, or to confirm or perfect any evidence of the Secured Obligations. Borrower will also, within ten (10) days after any request by Lender, deliver to Lender a signed and acknowledged statement certifying to Lender, or to any proposed transferee of the Secured Obligations, (a) the balance of principal, interest, and other sums then outstanding under the Note, and (b) whether Borrower claims to have any offsets or defenses with respect to the Secured Obligations and, if so, the nature of such offsets or defenses.

4.13 Parking Requirements. Borrower shall maintain at all times sufficient parking spaces to comply with the parking requirements of all Leases, zoning and other regulations affecting the Property.

4.14 Financial Statements and Inspection of Records. Borrower, at Borrower’s expense, shall furnish to Lender the financial and other reports required by the Loan Agreement.

4.15 Security Deposits. If required by the Lender, Borrower shall keep and maintain in a separate bank account with Lender, any security deposits or advance payments received from tenants in lieu of security deposits. Upon the Lender’s request, the Lender shall be named on the bank account and no funds shall be withdrawn therefrom without the prior written consent of the Lender.

4.16 Off-Set. All sums payable by Borrower under this Deed of Trust shall (unless otherwise specifically provided in this Deed of Trust) be paid without notice, demand, counterclaim, set-off, deduction or defense and without abatement, suspension, deferment, diminution or reduction. The obligations and liabilities of Borrower hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of: (a) any damage to or destruction of, or any condemnation or similar taking of the Property or any part thereof; (b) any restriction or prevention of or interference with any use of the Property or any part thereof; (c) any title defect or encumbrance or any eviction from the Property or any part thereof by title paramount or otherwise; (d) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Lender, or any action taken with respect to this Deed of Trust by any trustee or receiver of Lender, or by any court, in any such proceeding; (e) any claim which Borrower has or might have against Lender; (f) any default or failure on the part of Lender to perform or comply with any of the terms, covenants or conditions of this Deed of Trust or of any other agreement with Borrower; or (g) any other occurrence whatsoever, whether similar or dissimilar to the foregoing.

ARTICLE 5.

BORROWER’S NEGATIVE COVENANTS

5.1 Waste. Borrower will not commit or permit any waste with respect to the Property or the Collateral.

5.2 Zoning and Private Covenants. Except as specifically provided in the Loan Agreement, if at all, Borrower will not initiate, join in, or consent to any change in any zoning ordinance or classification, any change in the “zone lot” or “zone lots” (or similar zoning unit or units) presently comprising the Property, any change in any private restrictive covenant, or any change in any other public or private restriction limiting or defining the uses which may be made of the Property or any part thereof, without the express written consent of Lender. If under applicable zoning provisions the use of all or any part of the Property is or becomes a nonconforming use, Borrower will not cause such use to be discontinued or abandoned without the express written consent of Lender.

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5.3 Disposition of Property or Beneficial Interest in Borrower. Borrower shall not cause or permit a Disposition or Borrower Control Event, except as provided in the Loan Agreement.

5.4 Transfer or Removal of Tangible Personal Property. Borrower will not sell, transfer or remove from the Real Property all or any material part of the Tangible Personal Property, unless the items sold, transferred, or removed are simultaneously replaced with similar items of equal or greater value.

5.5 Further Encumbrance of Collateral. Borrower will not create or permit any financing encumbered by the Property.

5.6 Change in Name, Location of Collateral, Etc. Without giving at least thirty (30) days’ prior written notice to Lender, the Borrower shall not: (a) change its name, identity structure, or jurisdiction of organization; (b) change the location of its place of business (or chief executive office if more than one place of business); or (c) add to or change any location at which any of the Collateral is stored, held or located, without first notifying Lender of Borrower’s intention to do so and shall execute and deliver to Lender modifications or supplements of this Deed of Trust (and to any financing statement which may be filed in connection herewith) as Lender may require.

5.7 Improper Use of Property or Collateral. Borrower will not use the Property or the Collateral for any purpose or in any manner, or take any action with respect to the Property which violates any applicable law, ordinance, or other governmental requirement, the requirements or conditions of any insurance policy, or any private covenant.

ARTICLE 6.

EVENTS OF DEFAULT

Each of the following events will constitute a default (an “Event of Default”) under this Deed of Trust and under each of the other Loan Documents:

6.1 Failure to Pay. Default shall be made in the payment of any installment of principal or interest on the Note or any other sum under the Loan Documents when due (after giving consideration to any grace period which may be applicable under such document).

6.2 Other Event of Default. The occurrence of an Event of Default under the Loan Agreement.

6.3 Superior Lien Against the Property. The assertion of any claim of priority over this Deed of Trust, by title, lien, or otherwise in any legal, administrative, or equitable proceeding, unless such assertion be withdrawn, or effective action satisfactory to Lender commenced (and thereafter diligently prosecuted) and Lender is secured against any loss or damage therefrom, within sixty (60) days of the assertion of such claim.

6.4 Abandonment. The actual or constructive abandonment of all or a substantial portion of the Property or the Collateral (such abandonment constituting an assignment to Lender, at Lender’s option, of Borrower’s interest in any lease or contract now or hereafter affecting the abandoned property).

6.5 Judgment. A writ of execution or attachment or any similar process shall be issued or levied against all or any part of or interest in the Property or a material part of the Collateral, or any judgment involving monetary damages shall be entered against Borrower, guarantor, or any other maker of the Note which shall become a lien on the Property or any portion thereof or interest therein and such execution, attachment, or similar process or judgment is not released, bonded, satisfied, vacated, or stayed within sixty (60) days after its entry or levy.

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ARTICLE 7.

LENDER’S REMEDIES

Immediately upon or any time after the occurrence of any Event of Default hereunder, Lender may exercise any remedy available at law or in equity, including but not limited to those listed below and those listed in the other Loan Documents, in such sequence or combination as Lender may determine in Lender’s sole discretion:

7.1 Performance of Defaulted Obligations. Lender may make any payment or perform any other obligation under the Loan Documents which Borrower has failed to make or perform, and Borrower hereby irrevocably appoints Lender as the true and lawful attorney-in-fact for Borrower to make any such payment and perform any such obligation in the name of Borrower, which appointment is coupled with Lender’s interest in the Property and the Collateral. All payments made and expenses (including attorneys’ fees and legal assistant’s fees) incurred by Lender in this connection, together with interest thereon at the Default Rate, as set forth in the Note, from the date paid or incurred until repaid, will be part of the Secured Obligations and will be immediately due and payable by Borrower to Lender.

7.2 Specific Performance and Injunctive Relief. Notwithstanding the availability of legal remedies, Lender will be entitled to obtain specific performance, mandatory or prohibitory injunctive relief, or other equitable relief requiring Borrower to cure or refrain from repeating any default.

7.3 Acceleration of Secured Obligations. Lender may, without notice or demand, declare all of the Secured Obligations immediately due and payable in full.

7.4 Possession of Property. Lender may enter and take possession of the Property without seeking or obtaining the appointment of a receiver, may employ a managing agent for the Property.

7.5 Enforcement of Security Interests. Lender may exercise all rights of a secured party under the Code with respect to the Collateral, including but not limited to taking possession of, holding, and selling the Collateral and enforcing or otherwise realizing upon any accounts and general intangibles. Any requirement for reasonable notice of the time and place of any public sale, or of the time after which any private sale or other disposition is to be made, will be satisfied by Lender’s giving of such notice to Borrower at least fifteen (15) days prior to the time of any public sale or the time after which any private sale or other intended disposition is to be made. Lender shall have all of the rights which Utah law accords the holder of real and personal property security for an obligation to conduct separate foreclosures, or a “unified” foreclosure, of some or all of its “mixed” real and personal property security.

7.6 Foreclosure Against Property. Lender may foreclose this Deed of Trust, insofar as it encumbers the Property, either by judicial action or through a trustee foreclosure sale through the Trustee in the manner provided by statute.

(a) If this Deed of Trust encumbers more than one parcel of real estate, foreclosure may be by separate parcel or lot or en masse, as Lender may elect in its sole discretion. Foreclosure through Trustee will be initiated by Lender’s filing of its demand for sale with Trustee. If the power of sale is invoked, Trustee will execute a written notice of the occurrence of an Event of Default and of Lender’s election to cause the Property to be sold and will record such notice in each county in which the Property is located. Lender or Trustee will mail notice of default in the manner provided by the laws of Utah to Borrower and to such other persons as the laws of Utah prescribe. Trustee will give public notice of sale and will sell the Property according to the laws of Utah. Trustee may sell the Property at the time and place and under the terms designated in the notice of sale in one or more parcels. Trustee may postpone sale of all or any part of the Property by public announcement at the time and place of any previously scheduled sale. Lender or Lender’s designee may purchase the Property at any sale. Instead of paying cash for such Property, Lender may settle for the purchase price by crediting the sales price of the Property against the Secured Obligations. Within a reasonable time after the sale, Trustee will deliver to the purchaser at the sale, a deed conveying the Property so sold without any covenant or warranty, express or implied. The recitals in Trustee’s deed will be prima facie evidence of the truth of the statements made therein.

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(b) All reasonable fees, costs and expenses of any kind incurred by the Trustee or Lender in connection with, or preparation for, foreclosure of this Deed of Trust, including, without limitation, the costs of any appraisals, engineering or environmental testing and evaluations of the Property obtained by Lender, all costs of any receivership for the Property advanced by Lender, and all attorneys’, legal assistants’ and consultants’ fees, expert’s evidence, stenographer’s charges, publication costs, (which may be estimated as to items to be expended after foreclosure sale or entry of the decree) costs of procuring all such title commitments, title searches, title insurance policies, and similar data with respect to title as Lender may deem reasonably necessary either to prosecute such suit or to evidence to bidders at any sale the true condition of title to or value of the Property, incurred by Lender, shall constitute a part of the Secured Obligations and may be included as part of the amount owing from Borrower to Lender at any foreclosure sale. All expenditures and expenses of the nature in this paragraph mentioned, and such expenses and fees as may be incurred in the protection of the Property and the maintenance of the lien of this Deed of Trust, including the reasonable fees of any attorney employed by Lender in any litigation or proceeding affecting this Deed of Trust, the Note or the Property, including probate, bankruptcy proceedings, proceedings to obtain a receiver, or in preparation for the commencement or defense of any proceeding or threatened suit or proceeding, shall be immediately due and payable by Borrower, with interest thereon at the Default Rate, as more particularly defined in the Note and shall be secured by this Deed of Trust.

(c) The proceeds of any sale under this section shall be applied first to the fees and expenses of the Trustee and Lender incurred in connection with the sale, and then to the reduction or discharge of the Secured Obligations; any surplus remaining shall be paid over to Borrower or to such other person or persons as may be lawfully entitled to such surplus.

(d) Nothing in this section dealing with foreclosure procedures or specifying particular actions to be taken by Lender or by Trustee or any person conducting the foreclosure sale shall be deemed to contradict or add to the requirements and procedures now or hereafter specified by Utah law, and any such inconsistency shall be resolved in favor of Utah law applicable at the time of foreclosure.

7.7 Appointment of Receiver. Lender shall be entitled, as a matter of absolute right and without regard to the value of any security for the Secured Obligations or the solvency of any person liable therefor, to the appointment of a receiver (a “Receiver”) for the Property, the Leases, and the Rents and Revenues upon ex parte application to any court of competent jurisdiction, without notice. Borrower hereby expressly waives any right to a hearing or notice of a hearing prior to the appointment of a Receiver. Borrower waives any requirement or necessity of the posting of a receiver’s bond.

7.8 Authority of Receiver. Should a Receiver be appointed to take possession of the Property, such Receiver shall be authorized and empowered to generally do anything which Borrower could legally do if Borrower were in possession of the Property, such additional powers and authority as may be set forth in any order appointing the Receiver, and, without limitation, the Receiver shall be specifically authorized as follows:

(a) To take possession of the Property, Leases, and Rents and Revenues and any business conducted by Borrower or any other person thereon and any business assets used in connection therewith and any Collateral in which Lender has a security interest granted by Borrower and, if the Receiver deems it appropriate, to operate the same;

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(b) To exclude Borrower and Borrower’s agents, servants, and employees from the Property;

(c) With or without taking possession of the Property, to collect the Rents and Revenues, including those past due and unpaid and security deposits;

(d) To rent, lease or let all or any portion of the Property to any party or parties at such rental and upon such terms as Receiver shall determine, and to pay any leasing or rental commissions associated therewith;

(e) To market and sell the Property or any portion thereof;

(f) To complete any construction, improvements, maintenance or development which may be in progress;

(g) To undertake such repairs and alterations of the Property as Receiver may deem necessary or beneficial to preserve and protect the Property;

(h) To use all stores of materials, supplies and maintenance equipment on the Property and to replace and replenish such items at the expense of the receivership estate;

(i) To pay the operating expenses of the Property, including costs of management and leasing or marketing thereof (which shall include lease commissions, sale commissions), payments under contracts and agreements for development and construction;

(j) To pay all taxes and assessments against the Property and any property which is collateral for the Secured Obligations, all premiums for insurance thereon, all utility and other operating expenses, and all sums due under any prior or subsequent encumbrance;

(k) To borrow from the Lender such funds as may be reasonably necessary to the effective exercise of the Receiver’s powers, on such terms as may be agreed upon by Receiver and Lender; and

(l) All expenses incurred by Receiver or Receiver’s agents shall constitute part of the Secured Obligations. Any revenues collected by Receiver shall be applied in accordance with the order appointing the Receiver. The risk of accidental loss, damage or casualty to the Property is assumed and undertaken by Borrower and, except for Lender’s or Receiver’s gross negligence or intentional misconduct, Lender and Receiver shall have no liability whatsoever for decline in value or loss of the Property.

7.9 Further Assurances. Upon issuance of a deed or deeds pursuant to foreclosure of this Deed of Trust, all right, title, and interest of the Borrower in and to the Leases shall, by virtue of this instrument, thereupon vest in and become the absolute property of the grantee or grantees in such deed or deeds without any further act or assignment by the Borrower. Borrower hereby agrees to execute all instruments of assignment or further assurance in favor of such grantee or grantees in such deed or deeds, as may be necessary or desirable for such purpose. But nothing contained herein shall prevent Lender from terminating any subordinated Lease not approved by the Lender through such foreclosure.

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7.10 Lifting of Automatic Stay. In the event that Borrower is the subject of any insolvency, bankruptcy, receivership, dissolution, reorganization or similar proceeding, federal or state, voluntary or involuntary, under any present or future law or act, Lender is and shall be irrevocably entitled to the automatic and absolute lifting of any automatic stay as to the enforcement of its remedies under the Loan Documents against the security for the Secured Obligations, including specifically the stay imposed by Section 362 of the United States Federal Bankruptcy Code, as amended. Borrower hereby consents to the immediate lifting of any such automatic stay, and specifically and expressly covenants and agrees not to contest any motion by Lender to lift such stay. Borrower expressly acknowledges and represents to Lender that the security for the Secured Obligations is not now and will never be necessary to any plan of reorganization of any type.

7.11 Possession of the Property. Upon the occurrence and during the continuance of any Event of Default hereunder and the acceleration of the indebtedness secured hereby or any portion thereof, Borrower, if an occupant of any unit or space in the Property or any part thereof, upon demand of Lender or Receiver, shall immediately surrender possession of the Property (or the portion thereof so occupied) to Lender or Receiver, and if Borrower is permitted to remain in possession of such unit, the possession shall be as a month to month tenant of Lender or Receiver and, on demand, Borrower shall pay to Lender or Receiver monthly, in advance, a reasonable rental for the space so occupied and in default thereof Borrower may be dispossessed. The covenants herein contained may be enforced by Lender or Receiver. Nothing in this Section shall be deemed to be a waiver of the provisions of this Deed of Trust making the transfer of the Property or any part thereof in violation of the Loan Documents without Lender’s prior written consent an Event of Default.

ARTICLE 8.

ASSIGNMENT OF LEASES, RENTS AND REVENUES

8.1 Assignment of Rents and Revenues. To further secure the Secured Obligations, Borrower does hereby sell, assign and transfer unto the Lender all rents, issues, profits, revenue, and income now due and which may hereafter become due under or by virtue of any Leases, including all of Borrower’s rights to any security deposits, earnest money deposits or any other forms of rent, revenue or proceeds of the foregoing (collectively “Rents and Revenues”), whether written or verbal, or any letting of, or of any agreement for the sale, use or occupancy of the Property or any part thereof, and all proceeds from, evidence of, and benefits and advantages to be derived therefrom, now or hereafter existing, whether or not with the Lender’s approval. The Borrower does hereby appoint irrevocably the Lender its true and lawful attorney in its name and stead (with or without taking possession of the Property) to rent, lease or let any improvements located on the Property, upon such terms as said Lender shall, in its discretion, determine, and to collect all of said Rents and Revenues arising from or accruing at any time hereafter, and all now due or that may hereafter become due under each and every of the Leases, or other agreements, written or verbal, or which may hereafter exist on the Property, on the condition that Lender hereby grants to Borrower a license to collect and retain such Rents and Revenues (but expressly not including the right to collect any rents more than one (1) month in advance or any amount to prepay, terminate, or “buy out” any Leases) so long as no Event of Default exists under the Loan Documents. Borrower expressly covenants to apply the Rents and Revenue received, after application for operating expenses permitted hereunder, to payment of the Secured Obligations as and when the same become due and in compliance with the Loan Documents. Such license shall be revocable by Lender upon notice to Borrower at any time after an Event of Default under the Loan Documents, and immediately upon any such revocation, Lender shall be entitled to receive, and Borrower shall deliver to Lender, any and all Rents and Revenues theretofore collected by Borrower which remain in the possession or control of Borrower and all Leases, and other such agreements. It is the intention of the Borrower to create and grant, and it is the intention of Lender to create and receive, a present and absolute assignment of all of the Leases, similar agreements, Rents and Revenues now due or which may hereafter become due, but it is agreed that the Lender’s right to collect the Rents and Revenues is conditioned upon the existence of an Event of Default under the Loan Documents. Failure of Lender at any time or from time to time to enforce its rights under this ARTICLE 8 shall not in any manner prevent its subsequent enforcement, and Lender is not obligated to collect anything hereunder, but is accountable only for sums collected. Nothing contained herein shall be construed as constituting the Lender a mortgagee in possession in the absence of the taking of actual possession of the Property by the Lender. In the exercise of the powers herein granted to the Lender, no liability shall be asserted or enforced against the Lender, all such liability being expressly waived and released by Borrower. Lender shall have all rights and remedies under the Utah Uniform Assignment of Rent Act.

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8.2 Covenants Regarding Leases. Borrower agrees:

(a) Not to collect any of the Rents for more than two (2) months in advance of the time when the same become due under the terms thereof;

(b) Not to discount any future accruing Rents;

(c) Not to execute any other assignments of said Leases or any interest therein or any of the Rents and Revenues thereunder;

(d) That notwithstanding any variation of the terms of the Deed of Trust or any extension of time for payment thereunder or any release of part or parts of the Property, the Leases, Rents and Revenues hereby assigned, insofar as they relate to the unreleased Property, shall continue as additional security in accordance with the terms hereof;

(e) To hold and account for all downpayment or earnest money deposits in the manner provided for under any state or local laws or ordinances applicable to the Property or under the Loan Documents; and

(f) To perform all of the Borrower’s covenants and agreements under the Leases and not to suffer or permit to occur any release of liability of the lessees or purchasers.

8.3 Representations Regarding Leases. Borrower represents and warrants, as of the date hereof, (a) that the Leases and the Rents and Revenues thereunder have not been heretofore sold, assigned, transferred, or set over by Borrower or by any person or persons whatsoever; (b) that no material default exists on the part of the lessees thereunder or the Borrower as lessor; (c) that no Rents have been paid by any of the lessees for more than four (4) months in advance; (d) that the payment of none of the rents have been or, will be waived, released, reduced, discounted or otherwise discharged or compromised by the Borrower directly or indirectly by assuming any lessee’s obligations with respect to other premises; and (e) Borrower has good right to sell, assign, transfer, and set over the same and to grant to and confer upon Lender the rights, interests, powers, and authorities herein granted and conferred.

8.4 Further Assignments. Borrower shall give Lender at any time upon demand any further or additional forms of assignment of transfer of such Rents and Revenues, leases and security as may be reasonably requested by Lender, and shall deliver to Lender executed copies of all such leases and security.

8.5 Authority of Lender. Any tenants or occupants of any part of the Property are hereby authorized to recognize the claims of Lender hereunder without investigating the reason for any action taken by Lender, or the validity or the amount of indebtedness owing to Lender, or the existence of a Default or Event of Default under any Loan Document, or the application to be made by Lender of any amounts to be paid to Lender. The sole signature of Lender or a receiver shall be sufficient for the exercise of any rights under this ARTICLE 8 and the sole receipt of Lender or a receiver for any sums received shall be a full discharge and release therefor to any such tenant or occupant of the Property; and Borrower hereby releases each such tenant and occupant or purchaser which makes payments to Lender under this ARTICLE 8 from any liability under the applicable Lease or occupancy agreement. Checks for all or any part of the rentals collected under this ARTICLE 8 shall be drawn to the exclusive order of Lender or such receiver.

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8.6 Indemnification of Lender. Nothing herein contained shall be deemed to obligate Lender to perform or discharge any obligation, duty, or liability of lessor under any Lease of the Property, and Borrower shall and does hereby indemnify and hold Lender harmless from any and all liability, loss, or damage which Lender may or might incur under any Lease of the Property or by reason of this assignment; and any and all such liability, loss, or damage incurred by Lender, together with the costs and expenses, including reasonable attorneys’ fees, incurred by Lender in defense of any claims or demands therefor (whether successful or not), shall be additional Secured Obligations, and Borrower shall reimburse Lender therefor on demand.

8.7 Severability and Survival. The provisions of this ARTICLE 8 shall survive the foreclosure of the lien of this Deed of Trust and the exercise of the power of sale granted under this Deed of Trust until the expiration of all periods of redemption following any such foreclosure or sale and thereafter with respect to all Rents and Revenues arising prior to or attributable to the period prior to the expiration of all such redemption periods.

ARTICLE 9.

MISCELLANEOUS PROVISIONS

9.1 Time of the Essence. Time is of the essence with respect to all provisions of this Deed of Trust.

9.2 Rights and Remedies Cumulative. Lender’s rights and remedies under each of the Loan Documents are cumulative of the rights and remedies available to Lender under each of the other Loan Documents and those otherwise available to Lender at law or in equity. No act of Lender shall be construed as an election to proceed under any particular provision of any Loan Document to the exclusion of any other provision in the same or any other Loan Document, or as an election of remedies to the exclusion of any other remedy which may then or thereafter be available to Lender.

9.3 No Implied Waivers. Lender shall not be deemed to have waived any provision of this Deed of Trust unless such waiver is in writing and is signed by Lender. Without limiting the generality of the preceding sentence, neither Lender’s acceptance of any payment with knowledge of a default by Borrower, nor any failure by Lender to exercise any remedy following a default by Borrower shall be deemed a waiver of such default, and no waiver by Lender of any particular default on the part of Borrower shall be deemed a waiver of any other default or of any similar default in the future.

9.4 No Third Party Rights. No person shall be a third party beneficiary of any provision of this Deed of Trust. All provisions of this Deed of Trust favoring Lender are intended solely for the benefit of Lender, and no third party shall be entitled to assume or expect that Lender will or will not waive or consent to modification of any such provision in Lender’s sole discretion.

9.5 Preservation of Liability and Priority. Without affecting the liability of Borrower or of any other person (except a person expressly released in writing) for payment and performance of all of the Secured Obligations, and without affecting the rights of Lender with respect to any security not expressly released in writing, and without impairing in any way the priority of this Deed of Trust over the interests of any person acquired or first evidenced by recording subsequent to the recording hereof, Lender may, either before or after the maturity of the Note, and without notice or consent: (a) release any person liable for payment or performance of all or any part of the Secured Obligations; (b) make any agreement altering the terms of payment or performance of all or any of the Secured Obligations; (c) exercise or refrain from exercising, or waive, any right or remedy which Lender may have under any of the Loan Documents; (d) accept additional security of any kind for any of the Secured Obligations; or (e) release or otherwise deal with any real or personal property securing the Secured Obligations. Any person acquiring or recording evidence of any interest of any nature in the Property or the Collateral shall be deemed, by acquiring such interest or recording any evidence thereof, to have agreed and consented to any or all such actions by Lender.

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9.6 Subrogation of Lender. Lender shall be subrogated to the lien of any previous encumbrance discharged with funds advanced by Lender under the Loan Documents, regardless of whether such previous encumbrance has been released of record.

9.7 Notices. Any notice required or permitted to be given by Borrower or Lender under this Deed of Trust shall be in writing and shall be given in accordance with the terms of the Loan Agreement. Borrower requests that any notice of default and notice of sale be mailed to Borrower, addressed as follows:

Linden Real Estate Holdings, LLC

Attn: John “JT” Thatch

1700 Coit Road, Suite 290

Plano, Texas 75075

9.8 Release. Upon payment and performance in full of all the Secured Obligations and all costs of releasing this Deed of Trust, Lender will execute and deliver to Borrower such documents as may be required to release this Deed of Trust of record.

9.9 Illegality. If any provision of this Deed of Trust is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Deed of Trust, the legality, validity, and enforceability of the remaining provisions of this Deed of Trust shall not be affected thereby, and in lieu of each such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Deed of Trust a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable. If the rights and liens created by this Deed of Trust shall be invalid or unenforceable as to any part of the Secured Obligations, then the unsecured portion of the Secured Obligations shall be completely paid prior to the payment of the remaining and secured portion of the Secured Obligations, and all payments made on the Secured Obligations shall be considered to have been paid on and applied first to the complete payment of the unsecured portion of the Secured Obligations.

9.10 Successors in Interest. This Deed of Trust is binding upon Borrower and Borrower’s successors and assigns, including all grantees and remote grantees of any interest of Borrower in the Property, and shall inure to the benefit of Lender, and its successors and assigns, and the provisions hereof shall likewise be covenants running with the land. However, this Section 9.10 does not waive the provisions of this Deed of Trust or the Loan Agreement that restrict transfers of Borrower’s interest in the Property.

9.11 Joint and Several. The obligations of the undersigned as Borrower under this Deed of Trust are joint and several.

9.12 Governing Law. The laws of the State of Utah shall govern the validity, construction, enforcement, and interpretation of this Deed of Trust, without regard to principles of conflicts of laws.

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9.13 Notice and Cure Periods. All notice and cure periods provided in this Deed of Trust or any other Loan Document shall run concurrently with any notice or cure periods provided by law. Without limiting the foregoing, Lender shall be entitled to exercise its remedies under this Deed of Trust if any event occurs that, with the giving of notice or the passage of time, or both, would constitute an Event of Default hereunder or would otherwise entitle Lender to accelerate any or all of the Obligations.

9.14 Survival. This Deed of Trust shall survive foreclosure of the liens created hereby, to the extent necessary to fulfill its purposes.

9.15 Captions. The captions and headings of various paragraphs of this Deed of Trust are for convenience only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

9.16 Counterparts. This Deed of Trust may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute the same document.

9.17 JURY TRIAL WAIVER. AS PERMITTED BY APPLICABLE LAW, BORROWER KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ITS RIGHTS TO A TRIAL BEFORE A JURY IN CONNECTION WITH THIS DEED OF TRUST. BORROWER ACKNOWLEDGES THAT THE RIGHT TO TRIAL BY JURY IS AN IMPORTANT RIGHT, AND THAT BORROWER WAIVES SUCH RIGHT FREELY AND KNOWINGLY, HAVING HAD THE OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL OF ITS CHOOSING REGARDING THIS JURY TRIAL WAIVER AND THIS DEED OF TRUST.

[The remainder of this page intentionally left blank.]

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Signed and delivered as of the date first mentioned above.

BORROWER:

LINDEN REAL ESTATE HOLDINGS, LLC

By:
Name:	John “JT” Thatch
Title:	Manager

STATE OF ______________   )

: ss.

COUNTY OF _____________ )

On this _____ day of June, 2022, before me a Notary Public, personally appeared John “JT” Thatch, known to me to be the manager of Linden Real Estate Holdings, LLC, a Texas limited liability company, who executed the within instrument on behalf of said company therein named, and acknowledged to me that said company executed the same.

NOTARY PUBLIC

Residing in:

My commission expires:

**Signature Page to Deed of Trust**

EXHIBIT A

PROPERTY

The Land referred to herein below is situated in Utah County, State of Utah, and is described as follows:

Tax Parcel Nos. 47-254-0001 and 47-254-0002

Lots 1 & 2, PLAT ‘‘A’’, NOAH’S CENTER SUBDIVISION, Lindon, Utah, according to the official plat thereof on file in the office of the Recorder, Utah County, Utah, recorded March 27, 2006 as Entry No. 35802:2006.